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                                                                    EXHIBIT 99.3

                     MEMBERSHIP INTEREST PURCHASE AGREEMENT

                          Dated as of December 6, 2004

                                  by and among

                        AREP Oil & Gas LLC, as Purchaser

                                       and

                                  Arnos Corp.,

                         High River Limited Partnership

                                       and

                       Hopper Investments LLC, as Sellers

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                                TABLE OF CONTENTS

                                                                                                                PAGE
                                                   ARTICLE I
                                    SALE OF MEMBERSHIP INTEREST AND CLOSING

1.1   Purchase and Sale.......................................................................................   1
1.2   Purchase Price..........................................................................................   1
1.3   Closing.................................................................................................   1
1.4   Actions at the Closing..................................................................................   2

                                                  ARTICLE II
                               REPRESENTATIONS AND WARRANTIES REGARDING SELLERS

2.1   Organization............................................................................................   2
2.2   Authority...............................................................................................   2
2.3   Title...................................................................................................   2
2.4   No Conflicts............................................................................................   2
2.5   Consents and Approvals..................................................................................   3
2.6   Brokers.................................................................................................   3
2.7   Accuracy of Statements..................................................................................   3

                                                  ARTICLE III
                                   REPRESENTATIONS AND WARRANTIES OF SELLERS

3.1   Due Incorporation of Company............................................................................   3
3.2   Capitalization..........................................................................................   3
3.3   Subsidiaries............................................................................................   4
3.4   Consents and Approvals..................................................................................   4
3.5   Financial Statements....................................................................................   4
3.6   Company Status..........................................................................................   4
3.7   No Adverse Effects or Changes...........................................................................   4
3.8   Credit Agreement........................................................................................   5
3.9   Compliance with Law.....................................................................................   5
3.10  Security Interests......................................................................................   5

                                                  ARTICLE IV
                                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

4.1   Organization of Purchaser...............................................................................   5
4.2   Authority...............................................................................................   5

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
4.3   No Conflicts............................................................................................   6

                                                  ARTICLE V
                                          ASSIGNMENT AND ASSUMPTION

                                                  ARTICLE VI
                                               INDEMNIFICATION

6.1   Indemnification by Sellers..............................................................................   6
6.2   Claims..................................................................................................   6
6.3   Notice of Third Party Claims; Assumption of Defense.....................................................   7
6.4   Settlement or Compromise................................................................................   8
6.5   Failure of Indemnifying Person to Act...................................................................   8
6.6   Tax Character...........................................................................................   8

                                                 ARTICLE VII
                                                 DEFINITIONS

7.1   Defined Terms...........................................................................................   8

                                                 ARTICLE VIII
                                                MISCELLANEOUS

8.1   Investigation...........................................................................................  11
8.2   Survival of Representations and Warranties..............................................................  11
8.3   Entire Agreement........................................................................................  11
8.4   Waiver..................................................................................................  11
8.5   Amendment...............................................................................................  11
8.6   No Third Party Beneficiary..............................................................................  11
8.7   Assignment; Binding Effect..............................................................................  11
8.8   Headings................................................................................................  11
8.9   Invalid Provisions......................................................................................  11
8.10  Governing Law...........................................................................................  12
8.11  Counterparts............................................................................................  12
8.12  Waiver of Jury Trial....................................................................................  12
8.13  Consent to Jurisdiction.................................................................................  12
8.14  Expenses................................................................................................  12
8.15  Notices.................................................................................................  13
8.16  Further Assurances......................................................................................  13

      This MEMBERSHIP INTEREST PURCHASE AGREEMENT (the or this "Agreement") dated as of December 6, 2004 is made and entered into by and among Arnos Corp., a Nevada corporation ("Arnos"), High River Limited Partnership, a Delaware limited partnership ("High River"), Hopper Investments, LLC, a Delaware limited liability company ("Hopper" and together with Arnos and High River, each a "Seller" and collectively, the "Sellers"), and AREP Oil & Gas LLC, a Delaware limited liability company ("Purchaser"). Capitalized terms not otherwise defined herein have the meanings set forth in Article VII.

      WHEREAS, Mid River LLC, a Delaware limited liability company (the "Company") owns $38,000,000 principal amount of term loans outstanding (the "Panaco Debt") representing 100% of the Commitment Percentage (as such term is defined therein) under the Term Loan and Security Agreement together with all related agreements (the "Credit Agreement"), dated as of November 16, 2004, among Panaco, Inc. ("Panaco"). as Borrower, the Lenders (as defined therein), and the Company, as Administrative Agent;

      WHEREAS, the members of the Company are Arnos with a membership interest of 98% ("Arnos LLC Interest") and each of High River and Hopper with membership interests of 1% (the "High River LLC Interest" and "Hopper LLC Interest", respectively, and collectively with the Arnos LLC Interest, the "Membership Interests");

      WHEREAS, Purchaser desires to purchase the Membership Interests from the Company's members on the terms and subject to the conditions set forth in this Agreement; and

      WHEREAS, each of Arnos, High River and Hopper desire to sell its respective portion of the Membership Interests to Purchaser on the terms and subject to the conditions set forth in this Agreement;

      NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

                                    ARTICLE I
                    SALE OF MEMBERSHIP INTEREST AND CLOSING

      1.1 Purchase and Sale. Each of the Sellers hereby agrees to sell to Purchaser its portion of the Membership Interests, and Purchaser agrees to purchase from each Seller such Seller's portion of the Membership Interests, at the Closing on the terms and subject to the conditions set forth in this Agreement.

      1.2 Purchase Price. The aggregate purchase price for the Membership Interests is $38,125,998.63 (the "Purchase Price").

      1.3 Closing. Upon the terms and subject to the conditions of this Agreement, the closing of the transactions contemplated hereby (the "Closing") shall take place simultaneously with the execution and delivery of this Agreement. The date on which the Closing occurs is herein referred to as the "Closing Date."

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      1.4 Actions at the Closing. At the Closing: (i) Purchaser shall pay the
Purchase Price to Sellers in accordance with the amounts set forth on Schedule A attached hereto, by electronic transfer of immediately available funds to the respective accounts of each Seller in accordance with the instructions set forth on Schedule A, and (ii) Purchaser and Sellers shall enter into an Assignment Agreement in the form of Exhibit A attached hereto (the "Assignment Agreement") pursuant to which Sellers shall assign all of the limited liability company interests in the Company to Purchaser.

                                   ARTICLE II
                REPRESENTATIONS AND WARRANTIES REGARDING SELLERS

      As an inducement to Purchaser to enter into this Agreement, Sellers, jointly and severally, hereby make the following representations and warranties to Purchaser:

      2.1 Organization. Each Seller is duly organized, validly existing and in good standing under the Laws of its state of organization. Each Seller has full organizational power and authority to execute and deliver this Agreement and to perform its obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to sell and transfer (pursuant to this Agreement) the Membership Interests.

      2.2 Authority. The execution and delivery by each Seller of this Agreement, and the performance by each Seller of its obligations hereunder, have been duly and validly authorized by each Seller and no other action on the part of each Seller, its shareholders, its managing member, its general partner, its limited partners or its board (as applicable) is necessary for such execution, delivery or performance. This Agreement has been duly and validly executed and delivered by each Seller and constitutes a legal, valid and binding obligation of each Seller, enforceable against each Seller in accordance with its terms.

      2.3 Title. The delivery of the Assignment Agreement and other instruments of transfer delivered by each Seller to Purchaser at the Closing will transfer to Purchaser good and valid title to the Membership Interests, free and clear of all Liens other than Liens created by Purchaser.

      2.4 No Conflicts. The execution and delivery by each Seller of this Agreement do not, and the performance by each Seller of its obligations under this Agreement and the consummation of the transactions contemplated hereby will not:

            (a) conflict with or result in a violation or breach of any of the terms, conditions or provisions of the organizational documents of any Seller;

            (b) conflict with or result in a violation or breach of any term or provision of any Law or Order applicable to any Seller or any of its Assets and Properties; or

            (c) (i) conflict with or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require any Seller to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of,
(iv) result in or give to any Person any right of termination, cancellation,

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acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon any Seller or any of its Assets and Properties under, any Contract or License to which any Seller is a party or by which any of its Assets and Properties is bound.

      2.5 Consents and Approvals. No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by any Seller of this Agreement or the consummation of the transactions contemplated hereby.

      2.6 Brokers. Neither any Seller nor the Company has used any broker or finder in connection with the transactions contemplated hereby, and neither Purchaser nor any Affiliate of Purchaser has or shall have any liability or otherwise suffer or incur any Loss as a result of or in connection with any brokerage or finder's fee or other commission of any Person retained or purporting to be retained by any Seller or by the Company in connection with any of the transactions contemplated by this Agreement.

      2.7 Accuracy of Statements. Neither this Agreement nor any schedule, exhibit, statement, list, document, certificate or other information furnished or to be furnished by or on behalf of the Company or any Seller to Purchaser or any representative or Affiliate of Purchaser in connection with this Agreement or any of the transactions contemplated hereby contains or will contain any untrue statement of a material fact or omits or will omit to state a material fact necessary to make the statements contained herein or therein, in light of the circumstances in which they are made, not misleading.

                                   ARTICLE III
                   REPRESENTATIONS AND WARRANTIES OF SELLERS

      As an inducement to Purchaser to enter into this Agreement, Sellers jointly and severally hereby make the following representations to Purchaser.

      3.1 Due Organization of Company.

            (a) The Company is duly organized and validly existing under the laws of the state in which it is organized, with all requisite power and authority to own, lease and operate its properties and to carry on its business as it is now being owned, leased, operated and conducted. The Company is licensed or qualified to do business and is in good standing (where the concept of "good standing" is applicable) as a foreign corporation in each jurisdiction where the nature of the properties owned, leased or operated by it and the business transacted by it require such licensing or qualification.

            (b) The Sellers have delivered to Purchaser true, correct and complete copies of the organizational documents of the Company and the Subsidiaries, which organizational documents are in full force and effect.

      3.2 Capitalization. Sellers own 100% of the limited liability company interests of the Company, free and clear of all Liens. No Person holds any option, warrant, convertible security or other right to acquire any interest in the Company. There are no obligations, contingent or

                                        3

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otherwise, of the Company to repurchase, redeem or otherwise acquire any ownership interests of the Company or to provide funds to or make any material investment (in the form of a loan, capital contribution or otherwise) in any other Person.

      3.3 Subsidiaries. The Company has no subsidiaries.

      3.4 Consents and Approvals. No consent, authorization or approval of, filing or registration with, or cooperation from, any Governmental Authority or any other Person not a party to this Agreement is necessary in connection with the execution, delivery and performance by each Seller of its respective obligations under this Agreement or the consummation by each Seller of its respective transactions contemplated hereby.

      3.5 Financial Statements.

            (a) The Sellers have delivered to Purchaser true, correct and complete copies of the Financial Statements of Panaco. The Financial Statements have been prepared in accordance with GAAP consistently applied and present fairly the financial position, assets, liabilities and retained earnings of the respective companies as of the dates thereof and the revenues, expenses, results of operations, and cash flows of the respective companies for the periods covered thereby. The Financial Statements are in accordance with the books and records of the respective companies, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact (whether or not required to be disclosed under GAAP) or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

            (b) The Sellers have delivered to Purchaser true and complete copies of all Interim 2004 Financial Statements of Panaco. The Interim 2004 Financial Statements present fairly the financial position, assets, liabilities and retained earnings of the respective companies as of the dates thereof and the revenues, expenses, results of operations, and cash flows of the respective companies for the periods covered thereby. The Interim 2004 Financial Statements are in accordance with the books and records of the respective companies, do not reflect any transactions which are not bona fide transactions and do not contain any untrue statement of a material fact (whether or not required to be disclosed under GAAP) or omit to state any material fact necessary to make the statements contained therein, in light of the circumstances in which they were made, not misleading.

      3.6 Company Status. The Company was formed solely for the purpose of engaging in the transactions of owning interests in Panaco. The Company has engaged in no other business activities other than owning debt and equity issued by Panaco. The Company has no liabilities, contracts, debts, claims, or obligations whether accrued, absolute, contingent or otherwise, whether due or to become due other than under the Credit Agreement. The Company has no Assets, Properties or operations other than under the Credit Agreement and owning the loans and serving as Agent thereunder.

      3.7 No Adverse Effects or Changes. Since December 31, 2003, (i) neither the Company nor any of the Subsidiaries has suffered any Material Adverse Effect; (ii) there has been no change, event, development, damage or circumstance affecting the Company or the Subsidiaries that, individually or in the aggregate could reasonably be expected to have a Material Adverse Effect on the Company or any of the Subsidiaries; (iii) there has not been any

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change by the Company or any of the Subsidiaries in its accounting methods, principles or practices, or any revaluation by the Company or any of the Subsidiaries of any of its assets, including writing down the value of inventory or writing off notes or accounts receivable; and (iv) the Company and each of the Subsidiaries has conducted its business only in the ordinary course of business consistent with past practice.

      3.8 Credit Agreement. All of the representations and warranties of Panaco set forth in the Credit Agreement are true and correct and Panaco is not in breach of any term or provision of the Credit Agreement. There is no event of default (as defined in the Credit Agreement).

      3.9 Compliance with Law. The Company and the Subsidiaries are in compliance and, at all times, have been in compliance in all respects with all applicable Laws relating to the Company or the Subsidiaries or their respective Assets and Properties or businesses. No investigation or review by any governmental authority or self-regulatory authority is pending or, to the knowledge of the Sellers, threatened, nor has any such authority indicated orally or in writing to the Sellers, the Company or any of the Subsidiaries an intention to conduct an investigation or review of the Company or any of the Subsidiaries or, with respect to the Company or any of the Subsidiaries, of the Sellers.

      3.10 Security Interests As of the Closing, the Purchaser shall have a legal, valid and enforceable, first priority perfected security interest in all right, title and interest of Panaco in the "Collateral" described in the Documents. All liens granted under the Credit Agreement are and will be as of the Closing, for all purposes, valid, perfected, enforceable, non-avoidable and effective as of the Closing without any further action by the Purchaser, the Sellers, Panaco or any other party.

                                   ARTICLE IV
                  REPRESENTATIONS AND WARRANTIES OF PURCHASER

      Purchaser hereby represents and warrants to Sellers as follows:

      4.1 Organization of Purchaser. Purchaser is a limited liability company duly formed, validly existing and in good standing under the Laws of the State of Delaware. Purchaser has full organizational power and authority to execute and deliver this Agreement and to perform Purchaser's obligations hereunder and to consummate the transactions contemplated hereby, including without limitation to buy pursuant to this Agreement the Membership Interest.

      4.2 Authority. The execution and delivery by Purchaser of this Agreement, and the performance by Purchaser of its obligations hereunder, have been duly and validly authorized and, no other limited liability company action on the part of Purchaser is necessary. This Agreement has been duly and validly executed and delivered by Purchaser and constitutes a legal, valid and binding obligation of Purchaser enforceable against Purchaser in accordance with its terms.

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

      4.3 No Conflicts. The execution and delivery by Purchaser of this Agreement do not, the performance by Purchaser of its obligations under this Agreement and the consummation of the transactions contemplated hereby, will not:

            (a) conflict with, or result in a violation or breach of, any of the terms, conditions or provisions of the organizational documents of Purchaser;

            (b) conflict with, or result in a violation or breach of, any term or provision of any Law or Order applicable to Purchaser or any of its Assets and Properties (other than such conflicts, violations or breaches which will not have a Material Adverse Effect on Purchaser); or

            (c) (i) conflict with, or result in a violation or breach of, (ii) constitute (with or without notice or lapse of time or both) a default under,
(iii) require Purchaser to obtain any consent, approval or action of, make any filing with or give any notice to any Person as a result or under the terms of,
(iv) result in or give to any Person any right of termination, cancellation, acceleration or modification in or with respect to, or (v) result in the creation or imposition of any Lien upon Purchaser or any of its Assets and Properties under, any Contract or License to which Purchaser is a party or by which any of its Assets and Properties is bound.

                                    ARTICLE V
                           ASSIGNMENT AND ASSUMPTION

      At the Closing, Sellers and Purchaser shall enter into the Assignment Agreement pursuant to which Sellers will transfer, assign, convey and grant to Purchaser, its successors and assigns forever 100% of Sellers' rights, title and interest to the Membership Interests.

                                   ARTICLE VI
                                INDEMNIFICATION

      6.1 Indemnification by Sellers. Sellers agree jointly and severally to indemnify Purchaser, its Affiliates and their respective officers, directors, employees independent contractors, stockholders, principals, partners, agents, or representatives (each an "Indemnified Person" and collectively, the "Indemnified Persons") against, and to hold each Indemnified Person harmless from, any and all Losses incurred or suffered by any Indemnified Person relating to or arising out of or in connection with (a) any breach of or any inaccuracy in any representation or warranty made by Sellers in this Agreement, or (b) any breach of or failure by any Sellers to perform any of its covenants or obligations set out or contemplated in this Agreement.

      6.2 Claims. As promptly as is reasonably practicable after becoming aware of a claim for indemnification under this Agreement, the Indemnified Person shall promptly give notice to the indemnifying Seller or Sellers ("Indemnifying Person") of such claim and the amount the Indemnified Person will be entitled to receive hereunder from the Indemnifying Person; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person

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

shall have been prejudiced thereby. If the Indemnifying Person does not object in writing to such indemnification claim within 30 days of receiving notice thereof, the Indemnified Person shall be entitled to recover, on the thirty-fifth day after such notice was given, from the Indemnifying Person the amount of such claim, and no later objection by the Indemnifying Person shall be permitted; if the Indemnifying Person agrees that it has an indemnification obligation but objects that it is obligated to pay only a lesser amount, the Indemnified Person shall nevertheless be entitled to recover, on the thirty-fifth day after such notice was given, from the Indemnifying Person the lesser amount, without prejudice to the Indemnified Person's claim for the difference. In addition to the amounts recoverable by the Indemnified Person from the Indemnifying Person pursuant to the foregoing provisions, the Indemnified Person shall also be entitled to recover from the Indemnifying Person interest on such amounts at the rate of Two Times Prime from, and including, the thirty-fifth day after such notice of an indemnification claim is given to, but not including, the date such recovery is actually made by the Indemnified Person.

      6.3 Notice of Third Party Claims; Assumption of Defense. The Indemnified Person shall give notice as promptly as is reasonably practicable to the Indemnifying Person of the assertion of any claim, or the commencement of any suit, action or proceeding, by any Person not a party hereto (a "Third Party Claim") in respect of which indemnity may be sought under this Agreement; provided that the failure of the Indemnified Person to promptly give notice shall not relieve the Indemnifying Person of its obligations except to the extent (if any) that the Indemnifying Person shall have been prejudiced thereby. The Indemnifying Person may, at its own expense, participate in the defense of any Third Party Claim, suit, action or proceeding (a) upon notice to the Indemnified Person and (b) upon delivery by the Indemnifying Person to the Indemnified Person a written agreement that the Indemnified Person is entitled to indemnification for all Losses arising out of such Third Party Claim, suit, action or proceeding and that the Indemnifying Person shall be liable for the entire amount of any Loss, at any time during the course of any such Third Party Claim, suit, action or proceeding, assume the defense thereof; provided, however, that (i) the Indemnifying Person's counsel is reasonably satisfactory to the Indemnified Person, and (ii) the Indemnifying Person shall thereafter consult with the Indemnified Person upon the Indemnified Person's reasonable request for such consultation from time to time with respect to such Third Party Claim, suit, action or proceeding. If the Indemnifying Person assumes such defense, the Indemnified Person shall have the right (but not the duty) to participate in the defense thereof and to employ counsel, at its own expense, separate from the counsel employed by the Indemnifying Person. If, however, the Indemnified Person reasonably determines in its judgment that representation by the Indemnifying Person's counsel of both the Indemnifying Person and the Indemnified Person would present such counsel with a conflict of interest, then such Indemnified Person may employ separate counsel to represent or defend it in any such Third Party Claim, action, suit or proceeding and the Indemnifying Person shall pay all of the fees and disbursements in connection with the retention of such separate counsel. If the Indemnifying Person fails to promptly notify the Indemnified Party that the Indemnifying Party desires to defend the Third Party Claim pursuant, or if the Indemnifying Person gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, then the Indemnified Party will have the right to defend, at the sole cost and expense of the Indemnifying Person, the Third Party Claim by all appropriate proceedings, which proceedings will be prosecuted by the Indemnifying Person in good faith or will be settled at the discretion of the Indemnifying Person (with the consent of the Indemnifying Person, which consent will not be unreasonably withheld). The Indemnifying Person will have full control of

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

such defense and proceedings, including any compromise or settlement thereof. Whether or not the Indemnifying Person chooses to defend or prosecute any such Third Party Claim, suit, action or proceeding, all of the parties hereto shall cooperate in the defense or prosecution thereof.

      6.4 Settlement or Compromise. Any settlement or compromise made or caused to be made by the Indemnified Person or the Indemnifying Person, of any claim, suit, action or proceeding shall also be binding upon the Indemnifying Person or the Indemnified Person, as the case may be, in the same manner as if a final judgment or decree had been entered by a court of competent jurisdiction in the amount of such settlement or compromise thereof; provided, however, that no obligation, restriction or Loss shall be imposed on the Indemnified Person as a result of such settlement without its prior written consent. The Indemnified Person will give the Indemnifying Person at least 30 days' notice of any proposed settlement or compromise of any Third Party Claim, suit, action or proceeding it is defending, during which time the Indemnifying Person may reject such proposed settlement or compromise; provided, however, that from and after such rejection, the Indemnifying Person shall be obligated to assume the defense of and full and complete liability and responsibility for such Third Party Claim, suit, action or proceeding and any and all Losses in connection therewith in excess of the amount of unindemnifiable Losses which the Indemnified Person would have been obligated to pay under the proposed settlement or compromise.

      6.5 Failure of Indemnifying Person to Act. In the event that the Indemnifying Person does not assume the defense of any Third Party Claim, suit, action or proceeding brought against an Indemnified Person, then any failure of the Indemnified Person to defend or to participate in the defense of any such Third Party Claim, suit, action or proceeding or to cause the same to be done, shall not relieve the Indemnifying Person of any of its obligations under this Agreement.

      6.6 Tax Character. Sellers and Purchaser agree that any payments pursuant to this Article VI will be treated for federal and state income tax purposes as adjustments to the purchase price of the Membership Interest, and that they will report such payments on all Tax Returns consistently with such characterization.

                                  ARTICLE VII
                                  DEFINITIONS

      7.1 Defined Terms. As used in this Agreement, the following defined terms have the meanings indicated below:

      "Affiliate" means, with respect to any specified Person, any other Person that, directly or indirectly, owns or controls, is under common ownership or control with, or is owned or controlled by, such specified Person.

      "Agreement" has the meaning ascribed to it in the recitals.

      "Assets and Properties" of any Person means all assets and properties of every kind, nature, character and description (whether real, personal or mixed, whether tangible or intangible, and wherever situated), including the goodwill related thereto, operated, owned or leased by such Person.

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

      "Assignment Agreement" has the meaning ascribed to it in Section 1.4.

      "Audited 2003 Financial Statements" means the audited financial statements of Panaco as of December 31, 2003, consisting of the balance sheet at such date and the related statements of operations, statement of members' equity, and cash flows for the year then ended, each accompanied by the audit report of its independent public auditors.

      "Business Day" means any day of the year other than (i) any Saturday or Sunday or (ii) any other day on which commercial banks located in New York City are generally closed for business.

      "Business or Condition" of any Person means the business, condition (financial or otherwise), properties, assets or results of operations or prospects of such Person, taken as a whole.

      "Closing" has the meaning ascribed to it in Section 1.3.

      "Closing Date" means the closing date of the transactions contemplated by
Section 1.3.

      "Contract" means any contract, lease, commitment, understanding, sales order, purchase order, agreement, indenture, mortgage, note, bond, right, warrant, instrument, plan, permit or license, whether written or oral, which is intended or purports to be binding and enforceable.

      "Dollars" or numbers proceeded by the symbol "$" means amounts in United States Dollars.

      "Financial Statements" means the Audited 2003 Financial Statements and the Interim 2004 Financial Statements.

      "GAAP" means U.S. generally accepted accounting principles at the time in effect.

      "Governmental or Regulatory Authority" means any court, tribunal, arbitrator, authority, administrative or other agency, commission, gaming authority, licensing board official or other instrumentality of the United States or any state, county, city or other political subdivision.

      "Interim 2004 Financial Statements" means the unaudited internal financial statements of Panaco for the nine months ended September 30, 2004, consisting of the balance sheet at such date and the related statements of operations for the period then ended.

      "Knowledge" or "knowledge" means, with respect to the Sellers, the Company and/or the Subsidiaries, in each case the knowledge of any director, officer, senior executive, or member of any of Sellers.

      "Laws" means all laws, statutes, rules, regulations, ordinances and other pronouncements having the effect of law of the United States or any state, county, city or other political subdivision or of any Governmental or Regulatory Authority.

      "License" means licenses, permits, certificates of authority, authorizations, approvals, registrations, findings of suitability, variances, exemptions, certificates of occupancy, orders, franchises and similar consents granted or issued by any Governmental or Regulatory Authority.

      "Lien" means any mortgage, lien (except for any lien for Taxes not yet due and payable), charge, restriction, pledge, security interest, option, lease or sublease, claim, right of any third party, easement, encroachment, encumbrance or other adverse claim of any kind or description.

      "Loss" or "Losses" means any and all liabilities, losses, costs, claims, damages (including consequential damages), penalties and expenses (including attorneys' fees and expenses and costs of investigation and litigation).

      "Material Adverse Effect" or "Material Adverse Change," as to any Person, means a material adverse change (or circumstance involving a prospective change) in the Business or Condition of such Person.

      "Membership Interests" has the meaning ascribed to it in the Recitals of this Agreement.

      "Order" means any writ, judgment, decree, injunction or similar order of any Governmental or Regulatory Authority (in each such case whether preliminary or final).

      "Person" means any natural person, corporation, limited liability company, general partnership, limited partnership, proprietorship, other business organization, trust, union, association or Governmental or Regulatory Authority.

      "Purchaser" has the meaning ascribed to it in the recitals of this Agreement.

      "Seller" has the meaning ascribed to it in the recitals of this Agreement.

      "Sellers" has the meaning ascribed to it in the recitals of this Agreement.

      "Tax Return" means any report, return, document, declaration or other information or filing required to be supplied to any taxing authority or jurisdiction (foreign or domestic) with respect to Taxes, including attachments thereto and amendments thereof, and including, without limitation, information returns, any documents with respect to or accompanying payments of estimated Taxes, or with respect to or accompanying requests for the extension of time in which to file any such report, return, document, declaration or other information.

      "Taxes" means any and all taxes, charges, fees, levies, duties, liabilities, impositions or other assessments, including, without limitation, income, gross receipts, profits, excise, real or personal property, environmental, recapture, sales, use, value-added, withholding, social security, retirement, employment, unemployment, occupation, service, license, net worth, payroll, franchise, gains, stamp, transfer and recording taxes, fees and charges, imposed by the Internal Revenue Service ("IRS") or any other taxing authority (whether domestic or foreign including, without limitation, any state, county, local or foreign government or any subdivision or taxing agency thereof (including a United States possession)), whether computed on a separate, consolidated, unitary, combined or any other basis; and such term shall include any interest whether paid or received, fines, penalties or additional amounts attributable to, or imposed upon, or with respect to, any such taxes, charges, fees, levies, duties, liabilities, impositions or other assessments.

      "Tax" shall have a correlative meaning.

      "Third Party Claim" has the meaning ascribed to it in Section 6.3.

      "Two Times Prime" means two times the prime rate published by Citibank, N.A.

                                  ARTICLE VIII
                                 MISCELLANEOUS

      8.1 Investigation. It shall be no defense to an action for breach of this Agreement that Purchaser or its agents have (or have not) made investigations into the affairs of the Company or that the Company or Sellers could not have known of the misrepresentation or breach of warranty.

      8.2 Survival of Representations and Warranties. The representations and warranties of the parties hereunder shall survive the Closing.

      8.3 Entire Agreement. This Agreement, including the schedules and exhibits hereto, which are incorporated herein and made an integrated part hereof, constitutes the entire agreement between the parties hereto and supersedes any and all prior discussions and agreements between the parties relating to the subject matter hereof.

      8.4 Waiver. Any term or condition of this Agreement may be waived at any time by the party that is entitled to the benefit thereof, but no such waiver shall be effective unless set forth in a written instrument duly executed by or on behalf of the party waiving such term or condition. No waiver by any party of any term or condition of this Agreement, in any one or more instances, shall be deemed to be or construed as a waiver of the same or any other term or condition of this Agreement on any future occasion. All remedies, either under this Agreement or by Law or otherwise afforded, will be cumulative and not alternative.

      8.5 Amendment. This Agreement may be amended, supplemented or modified only by a written instrument duly executed by or on behalf of each party hereto.

      8.6 No Third Party Beneficiary. The terms and provisions of this Agreement are intended solely for the benefit of each party hereto and their respective successors or permitted assigns, and it is not the intention of the parties to confer third party beneficiary rights upon any other Person, except that (a) each Indemnified Persons shall be a third party beneficiary of Article VI, and
(b) AREP shall be a third party beneficiary of Section 8.14.

      8.7 Assignment; Binding Effect. No party may assign this Agreement or any right, interest or obligation hereunder without the prior written consent of the other Parties. This Agreement is binding upon, inures to the benefit of and is enforceable by the parties hereto and their respective successors and assigns.

      8.8 Headings. The headings used in this Agreement have been inserted for convenience of reference only and do not define or limit the provisions hereof.

      8.9 Invalid Provisions. If any provision of this Agreement is held to be illegal, invalid or unenforceable under any present or future Law, and if the rights or obligations of any party hereto under this Agreement will not be materially and adversely affected thereby, (a) such provision will be fully severable, (b) this Agreement will be construed and enforced as if such illegal, invalid or unenforceable provision had never comprised a part hereof, and (c) the remaining provisions of this Agreement will remain in full force and effect and will not be affected by the illegal, invalid or unenforceable provision or by its severance here from.

      8.10 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without giving effect to the conflicts of laws principles thereof.

      8.11 Counterparts. This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute one and the same instrument.

      8.12 Waiver of Jury Trial. EACH PARTY HERETO HEREBY WAIVES TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY ANY OF THEM AGAINST ANY OTHER ARISING OUT OF OR IN ANY WAY CONNECTED WITH THIS AGREEMENT, OR ANY OTHER AGREEMENTS EXECUTED IN CONNECTION HEREWITH OR THE ADMINISTRATION THEREOF OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN OR THEREIN. No party to this Agreement shall seek a jury trial in any lawsuit, proceeding, counterclaim, or any other litigation procedure based upon, or arising out of, this Agreement or any related instruments or the relationship between the parties. No party will seek to consolidate any such action in which a jury trial has been waived with any other action in which a jury trial cannot be or has not been waived. THE PROVISIONS OF THIS SECTION HAVE BEEN FULLY DISCUSSED BY THE PARTIES HERETO, AND THESE PROVISIONS SHALL BE SUBJECT TO NO EXCEPTIONS. NO PARTY HAS IN ANY WAY AGREED WITH OR REPRESENTED TO ANY OTHER PARTY THAT THE PROVISIONS OF THIS SECTION WILL NOT BE FULLY ENFORCED IN ALL INSTANCES.

      8.13 Consent to Jurisdiction. Each party irrevocably submits to the exclusive jurisdiction of any NY State Court in the County of New York or any courts of the United States of America located in the Southern District of New York, and each party hereby agrees that all suits, actions and proceedings brought by such party hereunder shall be brought in any such court. Each party irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court, any claim that any such suit, action or proceeding brought in such a court has been brought in an inconvenient forum and the right to object, with respect to any such suit, action or proceeding brought in any such court, that such court does not have jurisdiction over such party or the other party. In any such suit, action or proceeding, each party waives, to the fullest extent it may effectively do so, personal service of any summons, complaint or other process and agrees that the service thereof may be made by any means permitted by Section 8.15 (other than facsimile transmission). Each party agrees that a final non-appealable judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding.

      8.14 Expenses. All expenses, costs and fees in connection with the transactions contemplated hereby (including fees and disbursements of counsel, consultants and accountants) incurred by (a) Sellers shall be paid and borne exclusively by Sellers, and (b) Purchaser shall be paid and borne exclusively by Purchaser.

      8.15 Notices. All notices, request, demands and other communications hereunder shall be in writing and shall be delivered personally, by certified or registered mail, return receipt requested, and postage prepaid, by courier, or by facsimile transmission, addressed as follows:

                  If to Sellers:

                  c/o Icahn Associates Corp.
                  767 Fifth Avenue, 47th floor
                  New York NY 10153

                  If to Purchaser:

                  c/o American Real Estate Partners, L.P.
                  100 South Bedford Rd.
                  Mt. Kisco, NY 10549

                  With a copy to:

                  Debevoise & Plimpton LLP
                  919 Third Avenue
                  New York, NY 10022
                  Attention: William D. Regner

or to such other address as a party may from time to time designate in writing in accordance with this Section. Each notice or other communication given to any party hereto in accordance with the provisions of this Agreement shall be deemed to have been received (a) on the Business Day it is sent, if sent by personal delivery, (b) the earlier of receipt of three Business Days after having been sent by certified or registered mail, return receipt requested and postage prepaid, (c) on the Business Day it is sent, if sent by facsimile transmission and an activity report showing the correct facsimile number of the party on whom notice is served and the correct number of pages transmitted is obtained by the sender (provided, however, that such notice or other communication is also sent by some other means permitted by this Section 0, or (d) on the first Business Day after sending, if sent by courier or overnight delivery.

      8.16 Further Assurances. Sellers covenant and agree that, from time to time subsequent to Closing, any Seller will, at the request of Purchaser, execute and deliver all such documents, including, without limitation, all such additional conveyances, transfers, consents and other assurances and do all such other acts and things as Purchaser may from time to time request be executed or done in order to better evidence, perfect or effect any provision of this Agreement, or of any agreement or other document executed pursuant to this Agreement, or any of the respective obligations intended to be created hereby or thereby.

                            [SIGNATURE PAGE FOLLOWS]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                 SELLERS:

                                    ARNOS CORP.

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Vice President

                                    HIGH RIVER LIMITED PARTNERSHIP

                                    By: Hopper Investments LLC, general partner

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Authorized Signatory

                                    HOPPER INVESTMENTS LLC

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Authorized Signatory

                                 PURCHASER:

                                    AREP OIL & GAS LLC

                                    By: American Real Estate Holdings Limited
                                          Partnership, its member

                                          By: American Property Investors, Inc.,
                                                its general partner

                                          By:  /s/ John P. Saldarelli
                                               ------------------------
                                               Name:  John P. Saldarelli
                                               Title: Chief Financial Officer

         [Signature Page to the Membership Interest Purchase Agreement]

      IN WITNESS WHEREOF, this Agreement has been duly executed and delivered by the duly authorized officer of each party hereto as of the date first above written.

                                 SELLERS:

                                    ARNOS CORP.

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Vice President

                                    HIGH RIVER LIMITED PARTNERSHIP

                                    By: Hopper Investments LLC, general partner

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Authorized Signatory

                                    HOPPER INVESTMENTS LLC

                                    By: /s/ Edward E. Mattner
                                        -------------------------------------
                                        Name:  Edward E. Mattner
                                        Title: Authorized Signatory

                                 PURCHASER:

                                    AREP OIL & GAS LLC

                                    By: American Real Estate Holdings Limited
                                          Partnership, its member

                                          By: American Property Investors, Inc.,
                                                its general partner

                                          By: /s/ John P. Saldarelli
                                              ----------------------
                                          Name:  John P. Saldarelli
                                          Title: Chief Financial Officer

         [Signature Page to the Membership Interest Purchase Agreement]

                                    Exhibit A

                      Assignment and Assumption Agreement

            Assignment and Assumption Agreement, dated as of December_____________, 2004, is made and entered into by and among Arnos Corp., a Nevada corporation ("Arnos"), High River Limited Partnership, a Delaware limited partnership ("High River"), Hopper Investments, LLC, a Delaware limited liability company ("Hopper" and together with Arnos and High River, each a "Seller" and collectively, the "Sellers"), and AREP Oil & Gas LLC, a Delaware limited liability company ("Purchaser"). Capitalized terms used herein shall have the meanings attributed to them in the Membership Interest Purchase Agreement, dated as of even date herewith, between Purchaser and Sellers (the "Membership Interest Purchase Agreement").

      In consideration of the purchase and sale of the membership interests in accordance with the Membership Purchase Agreement, Purchaser and Sellers agree as follows:

      1. Sellers hereby transfer and convey of all of their right, title and interest in and to the Operating Agreement of Mid River LLC (the "LLC") to Purchaser.

      2 Purchaser hereby accepts all of Sellers' right, title and interest in and to the LLC, and agrees to be bound by all the terms and provisions of the Third Amended and Restated Operating Agreement of the LLC.

      3. As a result of the foregoing, Purchaser is the sole owner and member of the LLC.

      4. The LLC hereby acknowledges the admission of Purchaser as a member of the LLC.

      IN WITNESS WHEREOF, the parties have executed this document on __________________________, 2004.

                                    SELLERS:

                                        ARNOS CORP.

                                        By: /s/ Edward E. Mattner
                                            -------------------------
                                            Name:  Edward E. Mattner
                                            Title: Vice President

                                        HIGH RIVER LIMITED PARTNERSHIP

                                        By: Hopper Investments LLC, general
                                              partner

                                        By: /s/ Edward E. Mattner
                                            -------------------------
                                            Name:  Edward E. Mattner
                                            Title: Authorized Signatory

                                        HOPPER INVESTMENTS LLC

                                        By: /s/ Edward E. Mattner
                                            -------------------------
                                            Name:  Edward E. Mattner
                                            Title: Authorised Signatory

                                    PURCHASER:

                                        AREP OIL & GAS LLC

                                        By: American Real Estate Holdings
                                              Limited Partnership, its member

                                              By: American Property Investors,
                                                  Inc., its general partner

                                              By: /s/ John P. Saldarelli
                                                  ----------------------
                                                  Name:  John P. Saldarelli
                                                  Title: Chief Financial Officer

ACKNOWLEDGED AND AGREED TO (for purposes of Section 4):

        Mid River LLC

        By: Edward E. Mattner
            -----------------------
            Name:  Edward E. Mattner
            Title: Authorized Signatory

 [signature page to Assignment with respect to Mid River sale to AREP Oil & Gas]